UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 23, 2008
Commission File Number: 1-5273-1
Sterling Bancorp

(Exact name of Registrant as specified in its charter)

New York	13-2565216

(State of other jurisdiction	(IRS Employer
of incorporation)	Identification No.)

650 Fifth Avenue, New York, New York	10019-6108

(Address of principal executive offices)	(Zip Code)
(212) 757- 3300

(Registrant’s telephone number, including area code)
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c)

Item 7.01
Item 9.01
SIGNATURE
EX-99.1: PRESS RELEASE

Item 7.01.
Regulation FD Disclosure.
On September 23, 2008, the Company issued a reminder regarding the availability on its website (www.sterlingbancorp.com) of presentations by senior banking and business executives at the Company’s Investor Day on September 24, 2008. The Company’s press release is included as Exhibit 99.1 to this current report on Form 8-K.
The contents of the Company’s website are not incorporated by reference into this current report on Form 8-K.
Item 9.01.
Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press release dated September 23, 2008. The press release is furnished pursuant to Item 7.01 and is not “filed” for purposes of the Securities Exchange Act of 1934.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DATE: September 23, 2008

BY:	/s/ John C. Millman JOHN C. MILLMAN
President